Xtant Medical Reminds Shareholders That Rights Offering Ownership Day is Tuesday, October 18, 2016 at 4:00 PM ET

BELGRADE, Mont., Oct. 18, 2016 (GLOBE NEWSWIRE) -- Xtant Medical Holdings, Inc. (NYSE MKT:XTNT), a leader in the development, manufacturing and marketing of orthopedic products for domestic and international markets, provides stockholders and convertible note holders a reminder of the Company’s previously announced rights offering and related key dates, as institutional and individual investors who wish to participate in the rights offering should ensure they own Xtant Medical’s common stock and/or convertible notes as of 4:00 PM ET today, Tuesday, October 18, 2016 to be considered a shareholder of record on Friday, October 21, 2016. Stockholders, convertible note holders or interested parties are advised to direct all questions and informational requests to the contacts listed below.

Under the proposed rights offering, the Company will distribute two non-transferable subscription rights for each share of common stock held, or underlying convertible notes held, as of 5:00 PM ET on the record date. Each subscription right will entitle the holder to purchase one unit. Each unit will consist of one share of common stock and one warrant, with each warrant exercisable to purchase one share of common stock at an exercise price of 120% of the subscription price per unit for 5 years from the date of issuance. After the one-year anniversary of issuance, the Company may redeem the warrants for $0.01 per warrant if the price of the Company’s common stock is greater than 300% of the subscription price, for each of 10 consecutive trading days.

Holders who exercise their subscription rights in full will be entitled, if available, to subscribe for additional units that are not purchased by other shareholders or convertible note holders. The subscription rights are non-transferrable and may only be exercised during the anticipated subscription period of Monday, October 24, 2016 through 5:00 PM ET on Friday, November 11, 2016, unless the subscription period is extended.

The expected calendar for the rights offering is as follows:

•	Tuesday, October 18, 2016: Ownership Day – common shares and/or convertible notes should be acquired by this date in order to be considered a stockholder or convertible note holder of record on Friday, October 21, 2016
•	Friday, October 21, 2016: Record Date
•	Monday, October 24, 2016: Subscription Period Begins
•	Friday, November 11, 2016: Subscription Period Ends at 5:00 PM ET*

*Unless extended in the Company’s sole discretion

The Company plans to use the proceeds from the rights offering to provide equity capital to support the continuing execution of the Company’s growth strategy, specifically to increase surgical instruments and fixation and biologics inventory, and for general corporate purposes, including research and development, business development and operational purposes.

Xtant Medical has engaged Maxim Group LLC as dealer-manager in the offering. Questions about the rights offering or requests for copies of the prospectus, when available, may be directed to Maxim Group LLC at 405 Lexington Avenue, New York, NY 10174, Attention Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895-3745.

A registration statement on Form S-1 relating to the securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The rights offering, which is expected to commence following the effectiveness of the registration statement, will only be made by means of a written prospectus forming part of the effective registration statement. A preliminary prospectus relating to and describing the proposed terms of the rights offering has been filed with the SEC as a part of the registration statement and is available on the SEC’s web site at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Xtant Medical Holdings

Xtant Medical Holdings, Inc. (NYSE MKT:XTNT) develops, manufactures and markets class-leading regenerative medicine products and medical devices for domestic and international markets. Xtant products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, and foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “continue,” “efforts,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “forecasts,” “strategy,” “will,” “goal,” “target,” “prospects,” “potential,” “optimistic,” “confident,” “likely,” “probable” or similar expressions or the negative thereof.

Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: our ability to integrate the acquisition of X-spine Systems, Inc. and any other business combinations or acquisitions successfully; our ability to remain listed on the NYSE MKT; our ability to obtain financing on reasonable terms; our ability to increase revenue; our ability to comply with the covenants in our credit facility; our ability to maintain sufficient liquidity to fund our operations; the ability of our sales force to achieve expected results; our ability to remain competitive; government regulations; our ability to innovate and develop new products; our ability to obtain donor cadavers for our products; our ability to engage and retain qualified technical personnel and members of our management team; the availability of our facilities; government and third-party coverage and reimbursement for our products; our ability to obtain regulatory approvals; our ability to successfully integrate recent and future business combinations or acquisitions; our ability to use our net operating loss carry-forwards to offset future taxable income; our ability to deduct all or a portion of the interest payments on the notes for U.S. federal income tax purposes; our ability to service our debt; product liability claims and other litigation to which we may be subjected; product recalls and defects; timing and results of clinical studies; our ability to obtain and protect our intellectual property and proprietary rights; infringement and ownership of intellectual property; our ability to remain accredited with the American Association of Tissue Banks; influence by our management; our ability to pay dividends; our ability to issue preferred stock; and other factors.

Additional risk factors are listed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” You should carefully consider the trends, risks and uncertainties described in this document, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Contact

CG CAPITAL

Rich Cockrell

877.889.1972

xtant@cg.capital

Company Contact

Xtant Medical

Molly Mason

mmason@xtantmedical.com

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Xtant Medical Holdings, Inc.